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                                                                    Exhibit 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                                  /s/ KPMG Peat Marwick LLP
                                                  ------------------------------
                                                  KPMG Peat Marwick LLP

Jackson, Mississippi
February 19, 1999